Reg. No. 2-32685

Reg. No. 811-01660

As filed with the Securities and Exchange Commission on April 28, 2006

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☐

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 52

and/or

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940 ☐

Amendment No. 52

PRUDENTIAL’S GIBRALTAR FUND, INC.

(Exact Name of Registrant as specified in Charter)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code:	(800) 778-2255

Names and Address of Agent for Service:

Jonathan D. Shain

Assistant Secretary

Prudential’s Gibraltar Fund, Inc.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Copies to:

Christopher Palmer

GoodwinProcter LLP

901 New York Avenue, N.W.

Washington, D.C. 20001

Approximate Date of Proposed Public Offering:	continuous

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

Ý ☐n May 1, 2006 pursuant t☐ paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ 75 days after filing pursuant to paragraph (a)(2)

☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:	capital stock

Prudential's Gibraltar Fund, Inc.

May 1, 2006	PROSPECTUS

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account - 2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

Table of Contents

3	Summary of Investment Objectives, Strategies & Risks
3	Objective
4	Strategy
4	Fund Risks
5	Performance
7	Introduction
7	Fund Fees & Expenses
8	Introduction
13	Investment Objective & Strategies
13	Investment Objective
14	Investment Strategies
15	Fund Management
16	Manager & Subadviser
16	Purchase, Redemption & Pricing of Fund Shares
17	Purchase
17	Redemption
17	Pricing -- Net Asset Value
18	Other Information
18	Dividends & Distributions
20	Federal Income Taxes
20	Disclosure of Portfolio Holdings
TOC_PAGENUMBER	Frequent Trading
TOC_PAGENUMBER	Financial Highlights
TOC_PAGENUMBER	Introduction
Back Cover

Summary of Investment Objectives, Strategies & Risks

Objective

Growth of capital to an extent compatible with a concern for preservation of principal. Current income, if any, is incidental.

Strategy

The Fund invests primarily in common stock and other securities convertible into common stock. Those investments can include American Depository Receipts, which are dollar-denominated certificates representing a right to receive securities of a foreign issuer. The Fund may invest in preferred stock, bonds and other fixed income investments. Usually, the Fund does not invest more than 15% of its assets in these instruments. The Fund may invest in money market instruments, such as short-term debt securities. The Fund's portfolio managers seek to invest in medium to large companies that they believe possess sustainable, above-market growth in revenues, earnings, and cash flows and reasonable valuations, resulting in a portfolio that exhibits growth characteristics blended with valuations comparable to that of the market.

Fund Risks

All investments involve risk. Common stock is subject to company risk. The stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. Common stock is also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks may drop. Since the Fund also invests in debt obligations, there is the risk that the value of a particular obligation could decrease. Debt obligations may involve credit risk – the risk that the borrower will not repay an obligation, and interest rate risk – the risk that interest rates may change and affect the value of the obligation. There is also risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any mutual fund, an investment in the Fund could lose value, and you could lose money.

Performance

Introduction

The two tables below show the Fund's annual returns and its long term performance. The first table shows you how the Fund's performance varied from year to year. The second table compares the Fund's performance over time to that of the S&P 500, a widely recognized unmanaged index of stock performance, and a group of similar mutual funds. These tables provide an indication of the risk of investing in the Fund and how returns can change. As with all mutual funds, past performance does not mean that the Fund will achieve similar results in the future.

BEST QUARTER:	WORST QUARTER:
29.03% (4th quarter of 1998)	-18.95% (3rd quarter of 2001)
Average Annual Total Returns* % (as of 12-31-05)
	One Year	Five Years	Ten Years
Fund Shares	11.74	-0.09	10.30
S&P 500 Index**	4.91	0.54	9.07
Lipper Average***	5.77	-0.48	7.27

* The Fund’s returns are shown after deduction of Fund expenses. They do not include any charges under the investment contracts or variable annuity contracts. If those contract charges were included, the annual returns would be lower than those shown. ** The Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index) – an unmanaged index of 500 stocks of large U.S. companies – gives a broad look at how stock prices performed. These returns do not include the effects of operating expenses of a mutual fund or taxes. These returns would have been lower if they included the effect of these expenses. *** The Lipper (VIP) Large-Cap Core Funds Average is calculated by Lipper Inc. and reflects the investment return of certain portfolios underlying variable life and annuity contracts. The returns are net of investment fees and Fund expenses but do not include contract charges and taxes. These returns would have been lower if they included the effect of contract charges and taxes.

Fund Fees & Expenses

Introduction

As of December 31, 2005, all Fund shares were held by three separate accounts of Prudential. These separate accounts are used in connection with certain systematic investment plan contracts and variable annuity contracts. If any of these separate accounts were to redeem the investment, it may have an adverse impact on existing shareholders and the Fund's expense ratio. The table below lists the Fund's expenses as a percentage of the Fund's average net assets:

2005 Fund Expenses*
Investment Management Fee	0.55%
Other Expenses	0.07%
TOTAL FUND EXPENSES	0.62%

*This table shows only Fund expenses. This table does not show charges that are imposed by the variable contracts. See your contract for additional information about contract charges.

Example The following example, which reflects the Fund expenses listed above, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The following example does not include the effect of contract charges. For more information about contract charges see your contract. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated. The example assumes a 5% return each year and that the Fund's operating expenses remain the same as shown in the chart above. The figures shown would be the same whether or not you sold your shares at the end of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
	$63	$199	$346	$774

Investment Objective & Strategies

Investment Objective

The Fund's objective is growth of capital to an extent compatible with a concern for preservation of principal. Current income, if any, is incidental.

In an effort to meet that objective, the Fund invests primarily in common stock and other securities convertible into common stock.

Investment Strategies

The Fund's portfolio managers seek to invest in medium to large companies that they believe possess sustainable, above-market growth in revenues, earnings, and cash flows and reasonable valuations, resulting in a portfolio that exhibits growth characteristics blended with valuations comparable to that of the market. They invest in value stocks—stocks they believe are undervalued given factors such as the company's earnings, assets, cash flow and dividends. They also invest in growth stocks—stocks they believe have strong growth characteristics, such as strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, new product flow and financial strength. The Fund may also invest in American Depository Receipts (ADRs). ADRs are U.S. dollar-denominated certificates issued by a United States bank or trust company. They represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities. They are easily transferable, have readily available market quotations, and the foreign issuers are usually subject to comparable auditing, accounting and financial reporting standards as domestic issuers. Nevertheless, as foreign securities, ADRs involve certain risks. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a domestic company. The Fund may also invest in preferred stock, bonds, debenture notes and other evidences of indebtedness of a character customarily acquired by institutional investors. These investments may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. These investments may or may not be publicly traded. The Fund generally invests no more than 15% of its assets in these instruments. Investment in these instruments may exceed 15% when the portfolio managers determine that it is appropriate, based on economic conditions or general levels of common stock prices. The Fund may also invest in money market instruments, such as short-term debt securities. The Fund usually invests only a moderate proportion of its assets in money market instruments to facilitate purchases and redemptions and portfolio trading. The Fund may, at times, adopt a temporary defensive position in which it invests a greater proportion, up to 100%, of the Fund's assets in money market instruments. Investing heavily in these securities limits our ability to achieve growth of capital, but can help to preserve the Fund's assets when markets are unstable. The Fund may lend its securities, invest in warrants, and hold up to 10% of its assets in illiquid securities. The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the Statement of Additional Information (SAI). The Fund generally seeks long-term growth of capital rather than short-term trading profits. Thus, the Fund does not generally engage in active and frequent trading of portfolio securities. However, during any period when changing economic or market conditions are anticipated, the Fund's portfolio managers may determine that more frequent trading is appropriate. Frequent trading usually increases the Fund's brokerage costs, which would increase the Fund's overall expenses, and (for investors who do not invest in the Fund through a tax-deferred vehicle) would result in increased taxable distributions.

Fund Management

Manager & Subadviser

Prudential Investments LLC (PI), serves as investment manager to the Fund. PI is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as the administrator to closed-end investment companies, with aggregate assets of $94.9 billion. Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. Under the management agreement, PI is responsible for selecting and monitoring one or more subadvisers to handle the day-to-day investment management of the Fund. PI, not the Fund, pays the fees of the subadvisers. Pursuant to an order issued by the SEC, the Fund may add or change a subadvisor, or change the agreement with a subadviser, if PI and the Fund's Board of Directors concludes that doing so is in the best interests of Planholders investing in the Fund. The Fund can make these changes without planholder approval, but will notify planholders investing in the Fund of any such changes.

Jennison Associates LLC (Jennison) is the Fund's subadviser. Its address is 466 Lexington Avenue, New York, NY 10017. PI has responsibility for all investment advisory services, supervises Jennison and pays Jennison for its services. As of March 31, 2006, Jennison managed in excess of $74 billion in assets. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990.

Blair A. Boyer and Kathleen A. McCarragher are the portfolio managers of the Fund. Mr. Boyer generally has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

Blair A. Boyer is a Managing Director of Jennison, which he joined in March 1993. In January 2003, Mr. Boyer joined the growth equity team, after co-managing international equity portfolios since joining Jennison. During his tenure as an international equity portfolio manager, he managed the Jennison International Growth Fund from its inception in March 2000. Mr. Boyer managed international equity portfolios at Arnhold S. Bleichroeder, Inc. from 1989 to 1993. Prior to that, he was a research analyst and then a senior portfolio manager in the Verus Capital division at Bleichroeder. Mr. Boyer graduated from Bucknell University in 1983 with a B.A. in Economics. He received a M.B.A. in Finance from New York University in 1989. He has managed the Fund since January 2005.

Kathleen A. McCarragher joined Jennison in May 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck Greer L.L.C. for six years as a Managing Director and the Director of Large Cap Growth Equities. Ms. McCarragher graduated summa cum laude from the University of Wisconsin with a B.B.A. in 1977 and received her M.B.A. from Harvard Business School in 1982. She has managed the Fund since May 2006.

The portfolio managers for the Fund are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time. The Statement of Additional Information (SAI) provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Fund. The Fund's semi-annual report to shareholders, dated June 30, includes a discussion concerning the Board's consideration and approval of the Fund's investment advisory agreements with PI and Jennison.

Purchase, Redemption & Pricing of Fund Shares

Purchase

You may invest in the Fund only through the systematic investment plan contracts and the variable annuity contracts issued as part of Prudential's Financial Security Program and Prudential's Annuity Plan Account-2. The contracts are no longer sold. Planholders still owning contracts may make additional investments in accordance with their contract. Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund.

Redemption

Shares are redeemed for cash within 7 days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange is closed (other than weekends or holidays), when trading on the New York Stock Exchange is restricted, or as permitted by the Securities and Exchange Commission (SEC).

Pricing -- Net Asset Value

Any purchase or sale of Fund shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. The securities held by the Fund are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S. because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that the Fund determines its NAV. The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of PI (or subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's published or quoted price. If the Fund needs to implement fair value pricing after the NAV publishing deadline but before shares of the Fund are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market. Fair value pricing procedures are designed to result in prices for the Fund's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of the Fund's NAV by short-term traders. The NAV for the Fund is determined by a simple calculation. It's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. To determine the Fund's NAV, its holdings are valued as follows: Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker. The Fund may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. Therefore, the value of the Fund's assets may change on days when shareholders cannot purchase or redeem Fund shares. All short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer). Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value. Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer). Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service. Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade. Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation. Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Other Information

Dividends & Distributions

The Fund periodically distributes substantially all of its net investment income and its net realized capital gains in accordance with rules applicable to mutual funds. For Planholders, under most contracts, dividends and distributions are automatically reinvested in additional Fund shares. Planholders under certain non-qualified contracts may choose to receive dividends and distributions in cash.

Federal Income Taxes

The federal income tax rules applicable to Planholders vary depending on the contract and whether a tax qualified plan is involved. You should consult with your plan sponsor or a qualified tax adviser for tax information applicable to you. The Fund intends to comply with certain requirements of the Internal Revenue Code applicable to investment companies selling their shares to insurance company separate accounts. By meeting these requirements, The Prudential Insurance Company of America—but not the variable contract owners—should be subject to tax on distributions by the Fund to the separate accounts.

Disclosure of Portfolio Holdings

A description of the policies and procedures of the Fund with respect to the disclosure of its portfolio securities is described in the Statement of Additional Information. The Fund will provide a full list of its portfolio holdings as of the end of the fiscal quarter within 60 days after the end of their fiscal quarter on the website of the Securities and Exchange Commission at www.sec.gov.

Frequent Trading

The Gibraltar Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds' performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. The Boards of Directors of the PI funds have adopted policies and procedures designed to discourage or prevent frequent trading by investors. Those policies and procedures have limited relevance for Gibraltar Fund. First, the Gibraltar Fund has limited ability to monitor Planholder trading because Prudential maintains the individual Planholder accounts under the Financial Security Plan ("FSP") and the Annuity Plan Account-2 ("APA-2"). In particular, Prudential submits to the Gibraltar Fund aggregate orders combining the transactions of many Planholders, and therefore the Gibraltar Fund cannot monitor investments by individual Planholders. Second, although Prudential has implemented monitoring procedures for frequent trading for some of its variable contracts, those procedures do not affect the Gibraltar Fund because the Gibraltar Fund serves as the sole investment option under FSP and APA-2. Therefore, investors in FSP and APA-2 are not provided within the Prudential program the ability to transfer among investment options. Even though the Gibraltar Fund is not available in products that would facilitate frequent trading, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from Prudential. If a purchase order is rejected, the purchase amount will be returned to Prudential. Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Gibraltar Fund and Prudential to prevent such trading, there is no guarantee that the Gibraltar Fund or Prudential will be able to identify these investors or curtail their trading practices. Therefore, it is possible that some Gibraltar Fund investors could engage in frequent trading, and, if they do, the other Gibraltar Fund investors would bear any harm caused by that frequent trading. The Gibraltar Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

Financial Highlights

Introduction

The financial highlights will help you evaluate the financial performance of the Fund. The Total Return in the table represents the rate that a Fund shareholder earned on an investment, assuming reinvestment of all dividends and other distributions. The table does not reflect charges under any variable contract. The information is for each Fund share for the periods indicated. The financial highlights for the years ending December 31, 2005 and December 31, 2004 were derived from the financial statements audited by KPMG LLP, independent registered public accounting firm, whose reports on those financial statements were unqualified. The financial highlights for the years ending prior to December 31, 2004 were audited by another independent registered public accounting firm whose reports on those financial highlights were unqualified.

Fiscal Years Ended December 31, Per Share Operating Performance	2005	2004	2003	2002	2001
Net asset value, beginning of year	$8.17	$7.38	$5.69	$7.79	$9.99
Income (Loss) From Investment Operations:
Net investment income	0.03	0.04	0.02	0.06	0.08
Net realized and unrealized gains (losses) on investments	0.93	0.79	1.69	(2.10)	(1.69)
Total from investment operations	0.96	0.83	1.71	(2.04)	(1.61)
Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.04)	(0.02)	(0.06)	(0.08)
Distributions from net realized gains	--	--	--	--	(0.05)
Tax return of capital distributions	--	--	--	--	(0.46)
Total dividends and distributions	(0.03)	(0.04)	(0.02)	(0.06)	(0.59)
Net asset value, end of year	$9.10	$8.17	$7.38	$5.69	$7.79
Total Investment Return (a)	11.74%	11.27%	29.99%	(26.23)%	(16.45)%
Ratios/Supplemental Data	2005	2004	2003	2002	2001
Net assets, end of year (in millions)	$234.7	$236.4	$232.5	$200.2	$298.0
Ratios to average net assets:
Expenses	0.62%	0.61%	0.63%	0.23%	0.13%
Net investment income	0.29%	0.51%	0.26%	0.87%	0.87%
Portfolio turnover rate	76%	74%	80%	89%	69%

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Past performance is no guarantee of future results.
FOR MORE INFORMATION Please read this prospectus before you invest in the Fund and keep it for future reference. For information on shareholder questions contact:
MAIL Prudential's Gibraltar Fund, Inc. Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	TELEPHONE (800) 778-2255
You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:
MAIL Securities and Exchange Commission Public Reference Section Washington, DC 20549-0102 ELECTRONIC REQUEST publicinfo@sec.gov (The SEC charges a fee to copy documents)	IN PERSON Public Reference Room in Washington, DC For hours of operation, call (202) 551-8090 VIA THE INTERNET on the EDGAR database at www.sec.gov

The Annual and Semi-Annual Reports and the SAI contain additional information. Shareholders may obtain free copies of the SAI, Annual Report and Semi-Annual Report as well as other information about the Fund and may make other shareholder inquiries through the telephone number, address and website listed above.

STATEMENT OF ADDITIONAL INFORMATION (SAI) (incorporated by reference into this prospectus) SEMI-ANNUAL REPORT	ANNUAL REPORT (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)
GIB1	SEC File No. 811-01660

PRUDENTIAL'S GIBRALTAR FUND, INC.

May 1, 2006	STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (SAI) of Prudential's Gibraltar Fund, Inc. (the "Fund") is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated May 1, 2006 and can be obtained, without charge, by calling (800) 778-2255 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Fund's Prospectus is incorporated by reference into this SAI, and this SAI has been incorporated by reference into the Fund's Prospectus. The Fund's audited financial statements are incorporated into this SAI by reference to the Fund's 2005 Annual Report (File No. 811-01660). You may request a copy of the Annual Report at no charge by calling the telephone number or writing to the address indicated above.

GIB1B

Table of Contents

3	Fund History
3	About the Fund
4	Fund Investments & Risks
4	Fund Investments
5	Investment Restrictions
7	Fund Management
7	Portfolio Management
8	Management of the Fund
13	Investment Advisory & Other Services
13	Manager & Subadvisor
14	SEC Order
15	Other Service Providers
16	Other Information
16	Brokerage Allocation & Other Practices
17	Code of Ethics
17	Capital Stock
17	Taxation of the Fund
18	Proxy Voting Policies & Recordkeeping Procedures
18	Disclosure of Portfolio Holdings
20	Control Persons & Principal Holders of Securities
20	Financial Statements

Fund History

About the Fund

The Fund was originally incorporated in the State of Delaware on March 14, 1968 and was reincorporated in the State of Maryland effective May 1, 1997. It is registered with the Securities and Exchange Commission (SEC) as a diversified open-end management investment company.

Fund Investments & Risks

Fund Investments

We provide more detail about four investment strategies listed in the prospectus. Securities Lending The Fund may lend portfolio securities to broker-dealers, qualified banks and certain institutional investors, provided such loans do not exceed in the aggregate 33 1/3 % of the Fund's total assets. All securities loans will be made pursuant to a written agreement and continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal or greater than the market value of the loaned securities plus the accrued interest and dividends. While a security is loaned, the Fund will continue to receive the interest and dividends on the loaned security while also receiving a fee from the borrower or earning interest on the investment of the cash collateral. Upon termination of the loan, the borrower will return to the Fund a security identical to the loaned security. The Fund will not have the right to vote a security that is on loan, but would be able to terminate the loan and retain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In this event, if the borrower fails to return the loaned security, the existing collateral might be insufficient to purchase back the full amount of the security loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage, but the Fund would be an unsecured creditor with respect to any shortfall and might not be able to recover all or any of it. However, this risk can be decreased by the careful selection of borrowers and securities to be lent. The Fund will not lend securities to entities affiliated with Prudential Financial. Illiquid Securities The Fund may hold up to 10% of its net assets in illiquid securities. Securities are "illiquid" if they cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has them valued. Repurchase agreements with a maturity of greater than seven days are considered illiquid. The Fund may purchase securities which are not registered under the Securities Act of 1933 (the "Securities Act") but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act. These securities will not be considered illiquid so long as it is determined by the investment adviser, acting under guidelines approved and monitored by the Board of Directors, that an adequate trading market exists for that security. In making that determination, the investment adviser will consider, among other relevant factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades. A Portfolio's treatment of Rule 144A securities as liquid could have the effect of increasing the level of portfolio illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. In addition, the investment adviser, acting under guidelines approved and monitored by the Board of Directors, may conditionally determine, for purposes of the 10% test, that certain commercial paper issued in reliance on the exemption from registration in Section 4(2) of the Securities Act will not be considered illiquid, whether or not it may be resold under Rule 144A. To make that determination, the following conditions must be met: (1) the security must not be traded flat or in default as to principal or interest; (2) the security must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), or if only one NRSRO rates the security, by that NRSRO (if the security is unrated, the investment adviser must determine that the security is of equivalent quality); and (3) the investment adviser must consider the trading market for the specific security, taking into account all relevant factors. The investment adviser will continue to monitor the liquidity of any Rule 144A security or any Section 4(2) commercial paper which has been determined to be liquid and, if a security is no longer liquid because of changed conditions, the holdings of illiquid securities will be reviewed to determine if any steps are required to assure that the 10% test continues to be satisfied. Warrants The Fund may invest in warrants or rights to acquire stock. The Fund will not purchase any such warrants or rights if after giving effect to such purchase the total cost to the Fund of all warrants and rights then held by it will exceed 3% of the value of Fund assets. Warrants are options to purchase securities at a specified price during a specified period of time. The risk associated with warrants is that the market price of the underlying stock will stay below the exercise price of the warrant during the exercise period. If this occurs, the warrant becomes worthless and the investor loses the money he or she paid for the warrant. Temporary Defensive Position The Fund may, at times, adopt a temporary defensive position in which it invests up to 100% of its assets in money market instruments, including short-term government and corporate debt obligations, commercial paper and bank obligations (such as certificates of deposit, time deposits and bankers acceptances). When the Fund purchases money market securities, it may on occasion enter into a repurchase agreement with the seller wherein the seller and the buyer agree at the time of sale to a repurchase of the security at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money is invested in the security, and is not related to the coupon rate of the purchase security. Repurchase agreements may be considered loans of money to the seller of the underlying security, which are collateralized by the securities underlying the repurchase agreement. The Fund will not enter into repurchase agreements unless the agreement is fully collateralized (i.e., the value of the securities is, and during the entire term of the agreement remains, at least equal to the amount of the loan including interest). The Fund will take possession of the securities underlying the agreement and will value them daily to assure that this condition is met. In the event that a seller defaults on a repurchase agreement, the Fund may incur loss in the market value of the collateral, as well as disposition costs; and, if a party with whom the Fund has entered into a repurchase agreement becomes involved in a bankruptcy proceeding, the Fund's ability to realize on the collateral may be limited or delayed and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceeding.

Investment Restrictions

We list below certain fundamental investment restrictions of the Fund. They may not be changed without the vote of a majority of the Fund's outstanding voting securities. (1) The Fund does not underwrite the securities of other insurers, except where it may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended, in connection with the registration and/or sale of any illiquid securities it holds. (2) The Fund does not buy or sell commodities or commodity contracts, except that the Fund may purchase and sell futures contracts and related options. (3) The Fund does not purchase securities on margin; provided that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, and that the deposit or payment of money of initial or maintenance margin in connection with otherwise permissible futures or options is not considered the purchase of a security on margin. (4) The Fund does not borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Reverse repurchase agreements are not considered borrowing for purposes of this restriction. (5) The Fund does not issue senior securities, except as permitted under the Investment Company Act of 1940 and rules thereunder or by Securities and Exchange Commission order, Securities and Exchange Commission release, no-action letter, or similar relief or interpretations. Collateral arrangements entered into by a Fund with respect to futures contracts or options and the writing of options are not deemed to be the issuance of a senior security. (6) The Fund does not buy or sell real estate, although the Fund may buy or sell securities that are secured by real estate, securities of real estate investment trusts and of other issuers that engage in real estate operations, mortgage-backed securities, mortgage participations, or other instruments supported or secured by interests in real estate, and the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. (7) The Fund will not make loans, except loans of the Fund's assets, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the Investment Company Act of 1940 and rules thereunder or by Securities and Exchange Commission order, Securities and Exchange Commission release, no-action letter, or similar relief or interpretations. The following shall not be considered the making of a loan: the acquisition of bonds, debentures or other debt instruments, or participations or other interests therein; or investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to the foregoing. (8) The Fund will not concentrate its investments in any one industry (no more than 25% of the value of the Fund's assets will be invested in any one industry). The Fund also follows the following non-fundamental investment restrictions, which may be changed with approval of the Fund's Board of Directors: (1) The Fund will not invest in futures contracts or related options. (2) The Fund does not sell short, or buy, sell or write put or call options or combinations of such options. (3) The Fund does not invest for the purpose of exercising control or management.

Fund Management

Portfolio Management

The table below provides additional information concerning other accounts managed by the individuals who serve as the Fund's Portfolio Managers. Information provided is as of December 31, 2005 for Blair A. Boyer and March 31, 2006 for Kathleen A. McCarragher. Following the table is an explanation of the subadviser's policies with respect to portfolio manager compensation and portfolio manager conflicts of interest.

Prudential's Gibraltar Fund, Inc.
Subadviser(s)	Portfolio Manager(s)	Registered Investment Companies/ Market Value* (thousands)	Other Pooled Investment Vehicles/ Market Value* (thousands)	Other Accounts/ Market Value* (thousands)	Ownership of Fund Securities
Jennison Associates LLC ("Jennison")	Blair A. Boyer	4/ 4,426,319	4/ 447,212	19/ 2,167,285**	None
	Kathleen A. McCarragher	13/ 8,674,843	5/ 675,162	48/ 5,909,833	None

*None of the accounts managed are subject to performance fees. **Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios and the assets of a non-discretionary account managed using a model portfolio.

Jennison

Compensation. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals.Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for each portfolio manager:

  One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices, such as the Russell 1000 Growth Index and Standard & Poor's 500 Composite Stock Price Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

  Historical and long-term business potential of the product strategies;

  Qualitative factors such as teamwork and responsiveness; and

  Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

Conflicts of Interest. In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

Management of the Fund

Information pertaining to the Directors of the Fund (hereafter referred to as "Trustees") is set forth below. Trustees who are not deemed to be interested persons of the Fund as defined in the Investment Company Act of 1940, as amended (the Investment Company Act of the 1940 Act) are referred to as "Independent Trustees." Trustees who are deemed to be "interested persons" of the Fund are referred to as "Interested Trustees." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI) or the "Manager." Information pertaining to the Officers of the Fund is also set forth below.

Independent Trustees
Name, Address, Age Length of Service No. of Portfolios Overseen:	Principal Occupation(s) During Past Five Years	Other Directorships Held
Saul K. Fenster, Ph.D. (73) Trustee Since 1985 No. of Portfolios Overseen: 74

Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation, formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Member (since 2000), Board of Directors of IDT Corporation
Delayne Dedrick Gold (67) Trustee Since 2003 No. of Portfolios Overseen: 73	Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.
W. Scott McDonald, Jr. (69) Vice Chairman and Trustee Since 1983 No. of Portfolios Overseen: 74

Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (64) Chairman and Trustee Since 2003 No. of Portfolios Overseen: 73	Chief Executive Officer, Excell Partners, Inc., formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.
Thomas M. O’Brien (55) Trustee Since 2003 No. of Portfolios Overseen: 73

President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank.

Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Director (since May 2000) of Atlantic Bank of New York.
John A. Pileski (66) Trustee Since 2003 No. of Portfolios Overseen: 73	Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.	Director (since April 2001) of New York Community Bank; Director (since May 1980) of Surf Club of Quogue, Inc
F. Don Schwartz (70) Trustee Since 2003 No. of Portfolios Overseen: 73	Management Consultant (since April 1985).
Interested Trustees
David R. Odenath, Jr. (49) President and Trustee Since 1999 No. of Portfolios Overseen: 73

President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Executive Vice President (since May 2003) of Prudential Investment Management Services LLC; President, Chief Executive Officer, Chief Operating Officer, Officer in Charge and Director (since June 2005) of American Skandia Investment Services, Inc; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (September 1999-February 2003) of Prudential Investments LLC.

Robert F. Gunia (59) Vice President and Trustee Since 2003 No. of Portfolios Overseen: 158

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC.

Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.
Fund Officers
Name, Address and Age Position with the Fund	Principal Occupation(s) During the Past Five Years
Kathryn L. Quirk (53) Chief Legal Officer Since 2005

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Lee D. Augsburger (46) Chief Compliance Officer Since 2004

Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (46) Treasurer and Principal Financial and Accounting Officer Since 1997

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

Deborah A. Docs (48) Secretary Since 2005

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Helene Gurian (52) Acting Anti-Money Laundering Compliance Officer Since 2006

Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001- May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential's fraud investigations, anti-money laundering program and high technology investigation unit.

Jonathan D. Shain (47) Assistant Secretary Since 2005

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz (34) Assistant Secretary Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1997-2005).
Claudia DiGiacomo (31) Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).
M. Sadiq Peshimam (42) Assistant Treasurer Since 2006	Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.
Jack Benintende (41) Assistant Treasurer Since 2006

Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Alan Fu (50) Assistant Treasurer Since 2006	Vice President – Tax, The Prudential Insurance Company of America (1999 to October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Explanatory Notes to Tables:

°Trustees are deemed to be “Interested”, as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

°Unless otherwise noted, the address of all Trustees and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

°There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75.

°“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

°“No. of Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc. and Prudential's Gibraltar Fund, Inc.

Compensation of Trustees and Officers. Pursuant to a Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Trustees. The Fund pays each of its Independent Trustees annual compensation in addition to certain out-of-pocket expenses. Trustees who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Trustee may change as a result of the introduction of additional funds on whose Boards the Trustee may be asked to serve.

Independent Trustees may defer receipt of their fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Trustees' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any JennisonDryden or Strategic Partners mutual fund chosen by the Trustee. Payment of the interest so accrued is also deferred and becomes payable at the option of the Trustee. The Fund's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of the Fund. The Fund does not have a retirement or pension plan for its Trustees.

The following table sets forth the aggregate compensation paid by the Fund for the Fund's most recently completed fiscal year to the Independent Trustees for service on the Fund's Board, and the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Trustees and officers who are "interested persons" of the Fund (as defined in the 1940 Act) do not receive compensation from the Fund Complex and therefore are not shown in the following table.

Compensation Received by Independent Trustees -- Prudential's Gibraltar Fund, Inc.
Name	Aggregate Fiscal Year Compensation from Fund	Pension or Retirement Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex for Most Recent Calendar Year
Saul K. Fenster	$1,635	None	None	$185,000 (4/74)*
Delayne Dedrick Gold	$1,617	None	None	$178,000 (3/73)*
Julian A. Lerner	$1,500	None	None	$160,000 (3/73)*
W. Scott McDonald, Jr.**	$1,659	None	None	$190,000 (4/74)*
Thomas T. Mooney**	$1,737	None	None	$199,625 (4/74)*
Thomas M. O'Brien**	$1,617	None	None	$178,000 (3/73)*
John A. Pileski	$1,645	None	None	$184,000 (3/73)*
F. Don Schwartz**	$1,615	None	None	$175,000 (3/73)*

Explanatory Notes to Compensation Table

*Number of funds and portfolios represent those in existence as at December 31, 2005 and excludes funds that have merged or liquidated during the year. Compensation relates to portfolios that were in existence during 2005.

**Earnings stated above exclude the following earnings in calendar year 2005 on deferred compensation balances, for trustees who had deferred their fees in calendar year 2005 or earlier: W. Scott McDonald, Jr.: $9,322 Thomas T. Mooney: $82,418 Thomas M. O'Brien: $63,507 F. Don Schwartz: $17,541

Board Committees. The Board of Trustees (the Board) has established two standing committees in connection with governance of the Fund—Audit and Governance. Information on the membership of each standing committee and its functions is set forth below.

Audit Committee. The Audit Committee consists of Mr. Pileski (chair) Mr. O'Brien, Ms. Gold and Mr. Mooney (ex-officio). The Board has determined that each member of the Audit Committee is not an "interested person" as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Funds. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.

Governance Committee. The Governance Committee of the Board is responsible for nominating Trustees and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Schwartz and Mr. Mooney (ex-officio). The Board has determined that each member of the Governance Committee is not an "interested person" as defined in the 1940 Act. The number of Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Governance Committee Charter is available on the Fund's website at www.prudential.com.

Selection of Director Nominees. The Governance Committee is responsible for considering trustee nominees for Trustees at such times as it considers electing new members to the Board. The Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the 1940 Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable Commission rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director for nomination should submit his or her recommendation in writing to the Chair of the Board (Thomas T. Mooney) or the Chair of the Governance Committee (Saul K. Fenster), in either case in care of the Fund), at P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include: the name, address, and business, educational, and/or other pertinent background of the person being recommended; a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Fund's investment adviser) would be deemed an "interested person" under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an "interested person." Before the Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under Commission and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Board Committee Meetings (for most recently completed fiscal year)
Fund Name	Audit Committee	Governance Committee
Prudential's Gibraltar Fund, Inc.	4	5

Share Ownership. Information relating to each Trustee's share ownership in the indicated Fund(s) and in all registered funds in the PI-advised funds that are overseen by the respective Trustee as of the most recently completed calendar year is set forth in the chart below.

Trustee Share Ownership--Prudential's Gibraltar Fund, Inc.
Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Saul K. Fenster	-	Over $100,000
Delayne Dedrick Gold	-	Over $100,000
Julian A. Lerner	-	None
W. Scott McDonald, Jr.	-	Over $100,000
Thomas T. Mooney	-	Over $100,000
Thomas M. O'Brien	-	Over $100,000
John A. Pileski	-	$10,001 - $50,000
F. Don Schwartz	-	Over $100,000
David R. Odenath	-	Over $100,000
Robert F. Gunia	-	Over $100,000

Shareholder Communications with the Board of Trustees. Shareholders of the Fund can communicate directly with the Board of Trustees by writing to the Chair of the Board, c/o the Fund, P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Trustee by writing to that Trustee, c/o the Fund, P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

Investment Advisory & Other Services

Manager & Subadvisor

The Manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "Fund Management" in the Prospectus of the Fund. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial). Pursuant to a Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention disposition and loan of securities and other assets. In connection therewith, PI is obligated to keep certain books and records of the Fund. PI has hired a subadviser to provide investment advisory services to the Fund. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical, and bookkeeping services which are not being furnished by The Bank of New York, the Fund's custodian (the Custodian). The management services of PI to the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others. In connection with its management of the corporate affairs of the Fund, PI bears the following expenses: (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's subadviser. (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and (c) the costs, expenses and fees payable to the Subadviser, pursuant to a Subadvisory Agreement between PI and the Subadviser (the Subadvisory Agreement). Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (a) the fee payable to the Manager; (b) the fees and expenses of Directors who are not affiliated with the Manager or the Fund's Subadviser (c) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions; (d) all taxes and corporate fees payable by the Fund to governmental agencies; (e) the cost of fidelity and directors and officers and errors and omissions insurance; (f) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business; (g) any distribution or service fees; (h) the fees and expenses of the Fund's custodian; and (i) the charges and expenses of legal counsel and the independent registered public accounting firm to the Fund. The Fund pays a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the annual rate of 0.55% of the Fund's average daily net assets. The Fund paid PI $1,249,809, $1,249,926 and $1,169,765 and during 2005, 2004, and 2003, respectively, for investment management services. The Management Agreement provides that the Manager shall not be liable to the Fund for any error of judgment by the Manager or for any loss sustained by the Fund except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or the Fund (by the Board of Directors or vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice. PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. Fee waivers and subsidies will increase the Fund's total return. These voluntary waivers may be terminated at any time without notice. PI has entered into a Subadvisory Agreement with Jennison. The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of those services. Pursuant to the Subadvisory Agreement, PI compensated Jennison at the annual rate of 0.25% of the Fund's average daily net assets. PI paid Jennison $568,095, $568,148 and $531,712 during 2005, 2004 and 2003, respectively. The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, or Jennison upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

SEC Order

Pursuant to an order issued by the SEC, the Fund may add or change a subadviser, or change the agreement with a subadviser if PI and the Fund's Board of Directors concludes that doing so is in the best interests of Planholders investing in the Fund. The Fund can make these changes without Planholder approval, but will notify planholders investing in the Fund of any such changes. The current order imposes the following conditions: 1. PI will provide general management and administrative services to the Fund including overall supervisory responsibility for the general management and investment of the Fund's securities portfolio, and, subject to review and approval by the Board, will (i) set the Fund's overall investment strategies; (ii) select subadvisers; (iii) monitor and evaluate the performance of subadvisers; (iv) allocate and, when appropriate, reallocate a Fund's assets among its subadvisers in those cases where the Fund has more than one subadviser; and (v) implement procedures reasonably designed to ensure that the subadvisers comply with the Fund's investment objectives, policies, and restrictions. 2. Before the Fund may rely on the order, the operation of the Fund in the manner described in the Application for the order will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act. 3. The Fund will furnish to shareholders all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in the Fund's subadvisory agreement. The Fund will meet this condition by providing shareholders with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934, as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Fund a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act. 4. The Fund will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application. 5. No interested Director or officer of the Fund or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such director or officer) any interest in any subadviser except for (i) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser. 6. PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Fund or PI other than by reason of serving a subadviser to one or more Portfolios (an "Affiliated Subadviser") without such agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Portfolio. 7. At all times, a majority of the members of the Board will be persons each of whom is an Independent Director, and the nomination of new or additional Independent Directors will be placed within the discretion of the then existing Independent Directors. 8. When a subadviser change is proposed involving an Affiliated Subadviser, the Board, including a majority of the Independent Directors, will make a separate finding, reflected in the Board's minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

Other Service Providers

Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential, acts as the principal underwriter of the Fund. Fund shares are sold only to certain separate accounts of Prudential. The offering of Fund shares is continuous. PIMS is a limited liability corporation organized under Delaware law in 1996. PIMS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The principal business address of PIMS is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The Fund does not pay any fee to PIMS. KPMG LLP (KPMG), 345 Park Avenue, New York, New York 10154, is the independent registered public accounting firm for the Fund and as such, audits the Fund's financial statements.

Other Information

Brokerage Allocation & Other Practices

The Fund has adopted a policy pursuant to which the Fund, its Manager, and its Subadviser are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling Fund shares by directing brokerage transactions to that broker. The Fund has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits the Fund, the Manager, and the Subadviser to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of the Fund and is not influenced by considerations about the sale of Fund shares. Jennison is the Subadviser to the Fund. The Subadviser is responsible for overseeing decisions to buy and sell securities, options on securities and indexes, and futures and related options for the Fund. Broker-dealers may receive brokerage commissions on portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Wachovia Securities LLC (Wachovia Securities), a broker-dealer affiliated with Prudential Financial, Inc., and broker-dealers affiliated with a subadviser. Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, a subadviser may effect certain "riskless principals" transactions through certain dealers in the over-the-counter market under which "commissions" are paid on such transactions. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with Wachovia Securities in any transaction in which Wachovia Securities acts as principal. Thus, it will not deal with Wachovia Securities if execution involves Wachovia Securities' acting as principal with respect to any part of the Fund's order. In addition, the portion of a portfolio managed by a subadviser will not deal in any transaction where an affiliate of the subadviser acts as principal. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Wachovia Securities, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act) except in accordance with rules of the SEC. In addition, portfolio securities may not be purchased from any underwriting or selling syndicate of which an affiliate of the Subadviser for the relevant portion of the Fund, during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act) except in accordance with SEC rules. This limitation, in the opinion of the Fund, will not significantly affect the Fund's current ability to pursue their respective investment objectives. However, in the future it is possible that the Fund may under other circumstances be at a disadvantage because of this limitation in comparison to other funds not subject to such a limitation. In placing orders for portfolio securities of the Fund, the Subadviser's overriding objective is to obtain the best possible combination of price and execution. The Subadviser seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Subadviser may consider in selecting a particular broker, dealer or futures commission merchant firms are: knowledge of negotiated commission rates currently available and other transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the knowledge of the financial stability of the firms; the knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction. The greater the Fund's portfolio turnover (i.e., purchases or sales of securities), the greater the Fund's "other expenses" are likely to be. When the Subadviser selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer-software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Subadviser's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund. Wachovia Securities (or a broker-dealer affiliated with the Subadviser) may act as a securities broker or futures commission merchant for the Fund. In order for Wachovia Securities or such other broker-dealer to effect any transactions for the Fund, the commissions received by Wachovia Securities or such other broker-dealer must be reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow Wachovia Securities or such other broker-dealer to receive no more than the remuneration that would be expected to be received by an unaffiliated broker or futures commission merchant in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Wachovia Securities or such other broker-dealer are consistent with the foregoing standard. The table below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Wachovia Securities (or any affiliate) or Prudential Equity (or any affiliate) for the past three fiscal years:

Brokerage Commissions Paid by the Fund
Prudential's Gibraltar Fund, Inc.	2005	2004	2003
Total brokerage commissions paid by the Fund	$344,509	$421,285	$456,682
Total brokerage commissions paid to Wachovia Securities	$1,598	1,850	1,255
Percentage of total brokerage commissions paid to Wachovia Securities	0.46%	0.44%	0.27%
Percentage of aggregate dollar amount of transactions involving payment of commissions to Wachovia Securities	0.46%	0.22%	0.27%
Total brokerage commissions paid to Prudential Equity	None	None	None
Percentage of total brokerage commissions paid to Prudential Equity	None	None	None

Code of Ethics

The Board of Directors of the Fund has approved Codes of Ethics for the Fund, Jennison, PI and PIMS. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the SEC.

Capital Stock

All shares of Fund stock are entitled to participate equally in dividends and distributions of the Fund and in its net assets remaining upon liquidation after satisfaction of outstanding liabilities. Fund shares are fully paid and nonassessable when issued and have no preemptive, conversion or exchange rights. Such shares are redeemable upon request, except under the circumstances described in the prospectus. Each share of common stock outstanding is entitled to one vote. Fund shares are held only by separate accounts of The Prudential Insurance Company of America (Prudential's Annuity Plan Account-2, Prudential's Investment Plan Account and Prudential's Annuity Plan Account). Fund shares are voted by Prudential in accordance with voting instructions received from participants in those accounts. If there are Fund shares held in an account for which voting instructions are not received, Prudential will vote those shares on each matter in the same proportion as it votes the Fund shares held in that account for which it received instructions.

Taxation of the Fund

The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any year in which the Fund qualifies as a regulated investment company and distributes substantially all of its net investment income and net capital gains, the Fund generally will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code. If the Fund does not qualify under Subchapter M of the Code, the Fund will be subject to Federal income tax. Net capital gains for the Fund, which are available for distribution to shareholders, will be computed by taking into account any capital loss carryforward of the Fund. As of December 31, 2005, the Fund had a capital loss carryforward of approximately $58,882,000 of which, $45,946,000 expires in 2010 and $12,936,000 expires in 2011. Approximately $23,708,000 of its capital loss carryforward was used to offset net taxable gains realized in fiscal year ended December 31, 2005. To comply with regulations under Section 817(h) of the Code which contains certain diversification requirements, the Fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated for purposes of Section 817(h) as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, whichever is applicable.

Proxy Voting Policies & Recordkeeping Procedures

The Board of Directors of the Fund has delegated to the Fund's investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. The Fund authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the Board of Directors of the Fund, including any Committee thereof established for that purpose. The Manager and the Board of Directors of the Fund view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for the Fund. Consistent with this goal, the Board of Directors of the Fund views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the Board of Directors maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between the Fund and the Manager or its affiliates. The Manager delegates to the Fund's Subadviser the responsibility for voting proxies. The Subadviser is expected to identify and seek to obtain the optimal benefit for the Fund, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of the Fund and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of the Fund and the interests of the Subadviser or its affiliates. The Manager expects that the Subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the Subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Internet on the Commission's website at www.sec.gov. A summary of the proxy voting policy of the Subadviser to the Fund is set forth below:

Jennison Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration may be given to the public and social value of each issue. For purposes of this policy, the "best interests of clients" shall mean, unless otherwise specified by the client, the clients' best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as "share blocking", where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

Disclosure of Portfolio Holdings

The Fund's portfolio holdings as of the end of the second and fourth fiscal quarters are made public, as required by law, in the Fund's annual and semi-annual reports. These reports are filed with the Securities & Exchange Commission on Form N-CSR and mailed to shareholders within 60 days after the end of the second and fourth fiscal quarters. The Fund's portfolio holdings as of the end of the first and third fiscal quarters are made public and filed with the Commission on Form N-Q within 60 days after the end of the Portfolio's first and third fiscal quarters.

When authorized by the Fund's Chief Compliance Officer and another officer of the Fund, portfolio holdings information may be disseminated more frequently or at different periods than as described above to intermediaries that distribute the Fund's shares, third party providers of auditing, custody, proxy voting and other services for the Fund, rating and ranking organizations, and certain affiliated persons of the Fund, as described below. The procedures utilized to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1. A request for release of portfolio holdings shall be provided by such third party setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release, and frequency (e.g., level of detail staleness). The request shall address whether there are any conflicts of interest between the Fund and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interest of the shareholders of the Fund.

2. The request shall be forwarded to the Chief Compliance Officer of the Fund, or his delegate, for review and approval.

3. A confidentiality agreement in the form approved by an officer of the Fund must be executed with the recipient of the portfolio holdings information.

4. An officer of the Fund shall approve the release and agreement. Copies of the release and agreement shall be sent to PI's law department.

5. Written notification of the approval shall be sent by such officer to PI's Fund Administration Department to arrange the release of portfolio holdings information.

6. PI's Fund Administration Department shall arrange for the release of portfolio holdings information by the Fund's custodian bank(s).

As of the date of this Statement of Additional Information, the Fund will provide:

1. Traditional External Recipients/Vendors

  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day;

  Full holdings on a daily basis to ISS (securities class action claims services administrator) at the end of each day;

  Full holdings on a daily basis to a Portfolio's Subadviser(s), Custodian Bank, sub-custodian (if any) and accounting agents (which includes the Custodian Bank and any other accounting agent that may be appointed) at the end of each day. When a Portfolio has more than one Subadviser, each Subadviser receives holdings information only with respect to the "sleeve" or segment of the Portfolio for which the Subadviser has responsibility;

  Full holdings to a Portfolio's independent registered public accounting firm as soon as practicable following the Portfolio's fiscal year-end or on an as-needed basis; and

  Full holdings to financial printers as soon as practicable following the end of a Portfolio's quarterly, semi-annual and annual period ends.

2. Analytical Service Providers

  Portfolio trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following a Portfolio's fiscal quarter-end;

  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day; and

  Full holdings on a daily basis to FactSet and Lipper, Inc. (investment research providers) at the end of each day.

  Full holdings on a daily basis to Vestek (for preparation of fact sheets) at the end of each day (Target Portfolio Trust, and selected JennisonDryden and Strategic Partners Portfolios only).

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by the Fund's Chief Compliance Officer and PI's Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

The Board of Directors of the Fund has approved PI's Policy for the Dissemination of Portfolio Holdings. The Board shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure. The Board has delegated oversight of the Fund's disclosure of portfolio holdings to the Chief Compliance Officer.

Arrangements pursuant to which the Fund discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.

There can be no assurance that the Fund's policies and procedures on portfolio holdings information will protect the Fund from the potential misuse of such information by individuals or entities that come into possession of the information.

Control Persons & Principal Holders of Securities

As of December 31, 2005, all Fund shares are held by three separate accounts of The Prudential Insurance Company of America. The address of each separate account is 751 Broad Street, Newark, New Jersey 07102-3777. These separate accounts are used in connection with certain systematic investment plan contracts and variable annuity contracts.

Financial Statements

The Fund's financial statements for the fiscal year ended December 31, 2005, incorporated in this SAI by reference to the Fund's 2005 annual report to shareholders (File No. 811-0166), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling (800) 778-2255, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Part C

Other Information

Item 23. Exhibits

(a)                   (1) Articles of Amendment and Restatement.  Incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement on Form N1-A (File No. 2-32685) filed April 23, 2004.

(2) Amended and Restated By-laws as of August 30, 2004.  Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement on Form N1-A (File No. 2-32685) filed February 28, 2005.

(d)                  (1) Management Agreement between the Registrant and Prudential Investments LLC. Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N1-A (File No. 2-32685) filed February 27, 2003.

(2) Subadvisory Agreement between the Registrant and Jennison Associates LLC. Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N1-A (File No. 2-32685) filed February 27, 2003.

(e)                   Distribution Agreement between the Registrant and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement on Form N1-A (File No. 2-32685) filed April 28, 1999.

(g)	(1) Custodian Agreement between the Registrant and The Bank of New York (BNY)*

(2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY. *

(i) Opinion of Shea & Gardner. Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 45 to the Registration Statement on Form N1-A (File No. 2-32685), filed April 30, 2001.

(j) Consent of Registered Independent Public Accountants.*

(p)	(1) Fund’s Code of Ethics dated April 6, 2005. *

(2) Code of Ethics and Personal Trading Policy of Prudential dated January 9, 2006. *

(3) Amended Jennison Associates LLC's Code of Ethics dated October 5, 2005.*

(q)	Powers of Attorney.*

*	Filed herewith.

Item 24. Persons Controlled By Or Under Common Control With The Fund

All of the shares of Prudential’s Gibraltar Fund, Inc. are held by three separate accounts of The Prudential Insurance Company of America (Prudential Insurance): Prudential’s Investment Plan Account, Prudential’s Annuity Plan Account and Prudential’s Annuity Plan Account-2. Prudential Insurance also holds directly and in certain other separate accounts shares of The Prudential Series Fund, Inc., a Maryland corporation. Most of the other shares of The Prudential Series Fund are held by separate accounts of Pruco Life Insurance Company, and Pruco Life Insurance Company of New Jersey, which are both indirect, wholly owned subsidiaries of Prudential Financial, Inc. (Prudential Financial). All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. In accordance with current legal requirements, the shares of the investment companies are voted in accordance with the instructions of persons having an interest in the unit investment trusts, and Prudential Insurance, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey will vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10 and The Prudential Variable Contract Account-11, separate accounts of Prudential Insurance registered as open-end, diversified management investment companies under the Investment Company Act of 1940.

The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 28, 2006, the text of which is hereby incorporated by reference.

Item 25. Indemnification

The Registrant’s Articles of Incorporation provide that “each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland and the Investment Company Act of 1940, now or hereafter in force, including the advance of related expenses.”

The Registrant, in connection with other PI-advised funds, maintains a directors and officers errors and omissions policy, which provides the Registrant and its directors and officers with coverage against losses due to any breach of duty, neglect, error, misstatement, misleading statement or omission, and for costs and expenses incurred in the defense of any insured claim.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

(a)  Prudential Investments LLC (PI)

See “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of the Registration Statement.

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

(b)  Jennison Associates LLC (Jennison)

See “Fund Management” in the Prospectus constituting Part A of the Registration Statement and “Investment Advisory and Other Services” in the Statement of Additional Information constituting Part B of the Registration Statement.

The business and other connections of Jennison’s directors and executive officers are included in its Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is incorporated herein by reference.

Item 27. Principal Underwriters

a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden High Yield Total Return Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, American Skandia Trust and The Prudential Series Fund.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Discovery Premier Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b) The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

(c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

Item 28. Location Of Accounts And Records

All accounts, books or other documents required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant, Gateway Center Three, 100 Mulberry Street, 9th Floor, Newark, New Jersey 07102-4077; the Registrant’s investment adviser, Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 14th floor, Newark, New Jersey 07102-4077; Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017; or the Registrant’s custodian, The Bank of New York, One Wall Street, New York, New York 10286.

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of April, 2006.

P RUDENTIAL’S GIBRALTAR FUND, INC.

By:	* D AVID R. ODENATH
David R. Odenath President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 50 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

*DAVID R. ODENATH	Director and President
David R. Odenath

*GRACE TORRES	Treasurer and Principal Financial and
Grace Torres	Accounting Officer

*SAUL K. FENSTER	Director
Saul K. Fenster

*W. SCOTT MCDONALD, JR.	Vice Chairman and Director
W. Scott McDonald, Jr.

*DELAYNE DEDRICK GOLD	Director
Delayne Dedrick Gold

*ROBERT F. GUNIA	Director and Vice President
Robert F. Gunia

*THOMAS T. MOONEY	Chairman and Director
Thomas T. Mooney

*THOMAS M. O’BRIEN	Director
Thomas M. O’Brien

*JOHN A. PILESKI	Director
John A. Pileski

*F. DON SCHWARTZ	Director
F. Don Schwartz

*By:	/ S/ JONATHAN D. SHAIN	April 28, 2006
Jonathan D. Shain Attorney-in-Fact

EXHIBIT INDEX

(g)	(1) Custodian Agreement between the Registrant and The Bank of New York (BNY).

(2) Amendment dated June 6, 2005 to Custodian Agreement between the Registrant and BNY.

(j)	Consent of Registered Independent Public Accountants.

(p)	(1) Fund’s Code of Ethics dated April 6, 2005.

  (2) Code of Ethics and Personal Trading Policy of Prudential dated January 9, 2006.

  (3) Amended Jennison Associates LLC's Code of Ethics dated October 5, 2005.

(q)	Powers of attorney.